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                                                                     EXHIBIT 4.1

                             [FRONT OF CERTIFICATE]

   NUMBER                      VIEWLOCITY, INC.                    SHARES
VI              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
$0.01 PAR VALUE                                         CUSIP 926720 10 3

THIS CERTIFIES THAT [SPECIMEN] IS THE OWNER OF _________________________________
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                                VIEWLOCITY, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile signatures of its duly authorized officers and facsimile of its corporate seal.

Dated:



---------------------------           [SEAL]             -----------------------
Secretary                                                Chief Executive Officer


COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

BY
   ----------------------------
       AUTHORIZED SIGNATURE

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                              [BACK OF CERTIFICATE]

                                VIEWLOCITY, INC.

     The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM           -  as tenants in common
 TEN ENT           -  as tenants by the entireties
 JT TEN            -  as joint  tenants  with the right of
                      survivorship and not as tenants in
                      common
 UNIF GIFT MIN ACT -  ____________ CUSTODIAN ____________
                      (Cust)                      (Minor)
                      under  the  Uniform  Gifts to
                      Minors Act ________________
                                    (State)

     Additional abbreviations may also be used though not in the above list.


 FOR VALUE RECEIVED, _________________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

________________________________________________________________________________
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION
WITH THE FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________
                            __________________________________________________
                     NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


    SIGNATURE(S) GUARANTEED:__________________________________________________
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

    KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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